UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

Foot Locker, Inc.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

112 West 34th Street, New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 212-720-3700

Former Name/Address (Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers

On May 16, 2012, the Board of Directors of Foot Locker, Inc. (the “Company”) elected Richard A. Johnson to the position of Executive Vice President and Chief Operating Officer, effective immediately. Mr. Johnson, age 54, will retain responsibility for all of the Company’s store banners worldwide. Prior to this promotion, Mr. Johnson had been serving since July 2011 as Executive Vice President and Group President – Retail Stores of the Company. He served as President and Chief Executive Officer of Foot Locker U.S., Lady Foot Locker, Kids Foot Locker, and Footaction from January 2010 through June 2011; President and Chief Executive Officer of Foot Locker Europe from August 2007 to January 2010; and President and Chief Executive Officer of Footlocker.com/Eastbay from Apri1 2003 to August 2007.

A copy of the press release issued by the Company announcing the election of Mr. Johnson as Executive Vice President and Chief Operating Officer is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 5.07                            Submission of Matters to a Vote of Security Holders

(a) The Company held its Annual Meeting of Shareholders on May 16, 2012. There were represented at the meeting, in person or by proxy, 137,829,389 shares of the Company’s Common Stock, par value $0.01 per share, which represented 90.7 percent of the shares outstanding on March 19, 2012, which was the record date for the meeting.

(b) Shareholders voted on the matters set forth below. For more information on the following proposals, please see the 2012 Proxy Statement, the relevant portions of which are incorporated herein by reference.

(i) Shareholders elected three nominees to the Board of Directors for three-year terms expiring at the Annual Meeting of Shareholders in 2015 based upon the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Alan D. Feldman	128,118,789	4,109,676	5,600,924
Jarobin Gilbert Jr.	130,527,639	1,700,826	5,600,924
David Y. Schwartz	130,830,129	1,398,336	5,600,924

Nicholas DiPaolo, Ken C. Hicks, Guillermo Marmol, Matthew M. McKenna, James E. Preston, Allen Questrom, Cheryl Nido Turpin, and Dona D. Young, having previously been elected directors of the Company for terms continuing beyond the 2012 Annual Meeting of Shareholders, continue in office as directors of the Company.

(ii) Shareholders ratified the appointment of KPMG LLP as the Independent Registered Public Accounting firm for the Company based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,999,846	1,763,319	66,224	- 0 -

(iii) Shareholders reapproved the performance goals under the Foot Locker Annual Incentive Compensation Plan, as Amended and Restated based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,662,128	3,363,289	203,047	5,600,924

(iv) The proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,097,456	2,555,639	1,575,369	5,600,924

Item 9.01.            Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release of Foot Locker, Inc. dated May 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC. (Registrant)

Date: May 17, 2012	By:	/s/ Gary M. Bahler
Senior Vice President, General Counsel and Secretary